                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 26, 2002



                              NEOWARE SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-21240              23-2705700
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)          File No.)          Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

(Registrant's telephone number including area code)   (610) 277-8300
                                                    ----------------------------

         .

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         This amendment is being filed solely to include the independent public accountants' name in the Report of Independent Certified Public Accountants issued by BDO Seidman, LLP with respect to the statement of revenues and expenses of the ThinSTAR product line of Network Computing Devices, Inc. attached to the Neoware Systems, Inc. Current Report on Form 8-K/A filed on June 3, 2002. The corrected opinion is set forth below.

Report of Independent Certified Public Accountants


Board of Directors
Network Computing Devices, Inc.
Mountain View, California

We have audited the accompanying statement of revenues and expenses of the ThinSTAR product line (the "Carved out Financial Statements") of Network Computing Devices, Inc. ("Company"), for each of the years ended December 31, 2001 and 2000. The statement is the responsibility of the Company's management. The Carved out Financial Statements do not represent a complete set of financial statements prepared in accordance with accounting principles generally accepted in the United States of America; rather, they are intended to conform with certain rules and regulations of the Securities and Exchange Commission. Our responsibility is to express an opinion on this statement based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of gross sales is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule of gross sales. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audits provide a reasonable basis for our opinion.

The operations covered by the statement of revenues and expenses referred to above have no separate legal status or existence. The accompanying statement was prepared as described in Note 1 to present the revenues and expenses, including certain allocated expenses, directly associated with the ThinSTAR product line and are not intended to be a complete presentation of ThinSTAR product line results. Furthermore, the amounts in the accompanying statement are not necessarily indicative of the costs and expenses that would have resulted if the ThinSTAR product line had been operated as a separate entity.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and expenses of Network Computing Devices, Inc., for each of the years ended December 31, 2001 and 2000, as carved out between the ThinSTAR product line and the Company's remaining business.


/S/ BDO Seidman, LLP

San Francisco,
California April 30, 2002

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                            NEOWARE SYSTEMS, INC.


Dated:  June 20, 2002                   By: /s/ MICHAEL G. KANTROWITZ
                                            --------------------------